AMENDMENT NO. 21

TO MASTER REPURCHASE AGREEMENT

Amendment No. 21, dated as of July 25, 2005 (this “Amendment”), between CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC (the “Buyer”) and UNITED FINANCIAL MORTGAGE CORP. (the “Seller”).

RECITALS

The Buyer and the Seller are parties to that certain Master Repurchase Agreement, dated as of August 29, 2001, as amended by Amendment No. 1, dated as of August 28, 2002, Amendment No. 2, dated as of September 3, 2002, Amendment No. 3, dated as of September 26, 2002, Amendment No. 4, dated as of October 1, 2002, Amendment No. 5, dated as of December 2, 2002, Amendment No. 6 dated as of January 30, 2003, Amendment No. 7, dated as of March 15, 2003, Amendment No. 8, dated as of May 30, 2003, Amendment No. 9, dated as of July 16, 2003, Amendment No. 10, dated as of July 23, 2003, Amendment No. 11, dated as of August 27, 2003, Amendment No. 12, dated as of December 16, 2003, Amendment No. 13, dated as of February 2, 2004, Amendment No. 14, dated as of March 31, 2004, Amendment No. 15, dated as of April 22, 2004, Amendment No. 16, dated as of May 11, 2004, Amendment No. 17, dated as of August 24, 2004, Amendment No. 18, dated as of October 26, 2004, Amendment No. 19, dated as of December 31, 2004 and Amendment No. 20, dated as of June 30, 2005 (the “Existing Repurchase Agreement”; as amended by this Amendment, the “Repurchase Agreement”). Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Existing Repurchase Agreement.

The Buyer and the Seller have agreed, subject to the terms and conditions of this Amendment, that the Existing Repurchase Agreement be amended to reflect certain agreed upon revisions to the terms of the Existing Repurchase Agreement.

Accordingly, the Buyer and the Seller hereby agree, in consideration of the mutual premises and mutual obligations set forth herein, that the Existing Repurchase Agreement is hereby amended as follows:

Section 1.  Covenants. For purposes of this Amendment, this Section 1 will be effective only for the period from and including February 1, 2005 through and including April 30, 2005 (the “Waiver Period”).

1.1  Section 14(e) of the Existing Repurchase Agreement is hereby amended by deleting it in its entirety and replacing it with the following language, which amendment shall be effective solely during the Waiver Period:

“(e) Maintenance of Profitability. Seller shall not permit, for any Test Period, Net Income for such Test Period, before income taxes for such Test Period and distributions made during such Test Period, to be a loss greater than $2.5 million.”

Section 2.  Conditions Precedent.  This Amendment shall become effective as of February 1, 2005 (the “Amendment Effective Date”), subject to the satisfaction of the following conditions precedent:

2.1  Delivered Documents.  On the date hereof, the Buyer shall have received the following documents, each of which shall be satisfactory to the Buyer in form and substance:

(a)  this Amendment, executed and delivered by the Guarantors and duly authorized officers of the Buyer and the Seller; and

(b)  such other documents as the Buyer or counsel to the Buyer may reasonably request.

2.2  Payment of Attorneys’ Fees. On the Amendment Effective Date, the Seller shall have paid attorneys’ fees to Buyer or its counsel either by payment or by authorized debit in connection with this Amendment in an amount equal to $1,500.

Section 3.  Representations and Warranties.  The Seller hereby represents and warrants to the Buyer that it is in compliance with all the terms and provisions set forth in the Existing Master Repurchase Agreement on its part to be observed or performed, and that no Event of Default has occurred or is continuing, and hereby confirms and reaffirms the representations and warranties contained in Section 13 of the Existing Master Repurchase Agreement.

Section 4.  Limited Effect.  Except as expressly amended and modified by this Amendment, the Existing Master Repurchase Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms. The amendments set forth in this Amendment shall expire upon the expiration of the Waiver Period at which time the terms of the Existing Repurchase Agreement shall revert to that set forth in the Existing Repurchase Agreement.

Section 5.  Counterparts.  This Amendment may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

SECTION 6.  GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO THE CHOICE OF LAW PROVISIONS THEREOF.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

Buyer:	CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC, as Buyer

	By:	/s/

Title:

Seller:	UNITED FINANCIAL MORTGAGE CORP., as Seller

	By:	/s/

Title: